Summary prospectus

US equity mutual fund

Delaware Ivy Core Equity Fund

Nasdaq ticker symbols
Class A	WCEAX
Class B	WCEBX
Class C	WTRCX
Class E	ICFEX
Class I	ICIEX
Class R6 (formerly, Class N)	ICEQX
Class R	IYCEX
Class Y	WCEYX

July 29, 2021

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2021 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Core Equity Fund

(formerly, Ivy Core Equity Fund)

On April 30, 2021, the funds in this prospectus (Funds) became part of Delaware Funds® by Macquarie and Delaware Management Company became each Fund’s investment manager (hereinafter, the Funds and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Core Equity Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have voluntarily agreed to waive all or a portion of its 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) in order to allow the Class Y expense rate to float to the Class A expense rate and to allow the Class R6 expense rate to float to the Class I expense rate from July 29, 2021 until such time as the voluntary expense cap is discontinued. This waiver is voluntary and may be modified or discontinued by the Distributor or WISC at any time, and without further notice.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.” The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder fees (fees paid directly from your investment)

Class	A		B		C		E		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none		2.50%		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	5.00%	[1]	1.00%	[1]	1.00%	[1]	none	none	none	none
Maximum account fee	none		none		none		$20	[2]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		B		C		E		I		R6		R		Y
Management fees	0.62%		0.62%		0.62%		0.62%		0.62%		0.62%		0.62%		0.62%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		0.25%		none		none		0.50%		0.25%
Other expenses	0.13%		0.62%		0.26%		0.27%		0.19%		0.04%		0.28%		0.18%
Total annual fund operating expenses	1.00%		2.24%		1.88%		1.14%		0.81%		0.66%		1.40%		1.05%
Fee waivers and expense reimbursements	none	[3]	(0.16%)	[3]	none	[3]	(0.17%)	[3]	none	[3]	none	[3]	none	[3]	(0.21%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.00%		2.08%		1.88%		0.97%		0.81%		0.66%		1.40%		0.84%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase. For Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Through July 29, 2022, Delaware Management Company (Manager), the Fund’s investment manager, DDLP, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.03%; Class B shares at 2.08%; Class E shares at 0.97%; and Class I and Class Y shares at 0.84%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class B shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary prospectus
Delaware Ivy Core Equity Fund

Class	A	(if not redeemed) B	B	C	E	I	R6	R	Y
1 year	$671	$211	$611	$191	$366	$83	$67	$143	$86
3 years	$875	$685	$985	$591	$647	$259	$211	$443	$313
5 years	$1,096	$1,185	$1,285	$1,016	$946	$450	$368	$766	$559
10 years	$1,729	$2,248	$2,248	$1,971	$1,787	$1,002	$822	$1,680	$1,264

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Core Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large-capitalization companies. The Fund seeks to invest in companies that Delaware Management Company (Manager) believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Fund invests in securities that have the potential for capital appreciation, or that the Manager expects to resist market decline. Although the Fund primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The Fund may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.

The Manager believes that long-term earnings potential relative to market expectations is an important component for stock performance. The Manager balances a top-down (assessing the market environment) approach with a bottom-up (researching individual issuers) analysis when selecting securities for the Fund, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. Earnings catalysts are diversified across both thematic and company-specific projections.

From a top-down perspective, the Manager seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. The Manager considers various thematic catalysts in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, the Manager seeks to invest for the Fund in what it believes are dominant companies that will benefit from these trends or themes; including companies that the Manager believes have long-term earnings potential that exceeds market expectations. Through its bottom-up stock selection, the Manager searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.

In selecting securities for the Fund, the Manager may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.

The Fund typically holds a limited number of stocks (generally 40 to 50).

The Manager attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, ESG characteristics, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. Among other factors, the Manager considers whether, in its opinion, the security has fully appreciated according to the Manager’s forecast, has ceased to offer the prospect of significant growth potential, has had its competitive barriers diminished, has seen its earnings catalyst lose its impact, or has performed below the Manager’s expectations regarding the company’s long-term earnings potential. The Manager also may sell a security to reduce the Fund’s holding in that security if that issuer’s competitive advantage has diminished or if the Fund’s portfolio manager loses conviction in a previously identified trend or theme, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Summary prospectus
Delaware Ivy Core Equity Fund

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Information technology sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the information technology and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Ivy Core Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds® by Macquarie and Delaware Management Company became the Fund’s investment manager; however, the portfolio manager has not changed. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Calendar year-by-year total return (Class A)

As of June 30, 2021, the Fund’s Class A shares had a calendar year-to-date return of 14.78%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 20.29% for the quarter ended June 30, 2020, and its lowest quarterly return was -17.74 for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you

Summary prospectus
Delaware Ivy Core Equity Fund

purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years or lifetime
Class A return before taxes	17.49%	12.87%	12.08%
Class A return after taxes on distributions	16.78%	10.90%	10.45%
Class A return after taxes on distributions and sale of Fund shares	10.84%	9.81%	9.57%
Class B return before taxes	16.51%	12.36%	11.59%
Class C return before taxes	20.70%	12.73%	11.59%
Class E return before taxes	18.83%	13.07%	12.11%
Class I return before taxes	22.01%	13.94%	12.80%
Class R6 return before taxes (lifetime: 7/31/14-12/31/20)	22.19%	14.08%	11.69%
Class R return before taxes (lifetime: 12/19/12-12/31/20)	21.31%	13.24%	12.86%
Class Y return before taxes	21.96%	13.93%	12.74%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
Morningstar Large Blend Category Average (net of fees and expenses)	15.83%	13.20%	11.78%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Erik R. Becker	Senior Vice President, Portfolio Manager	February 2006

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, Class R, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Summary prospectus
Delaware Ivy Core Equity Fund

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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